NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

SUPPLEMENT DATED AUGUST 24, 2012 TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2012

The following replaces the first paragraph under “ADDITIONAL INVESTMENT INFORMATION —Investment Objectives and Strategies” on page 4 of the SAI:

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objectives of the Fixed Income Fund, Short-Intermediate U.S. Government Fund, Large Cap Equity Fund, Large Cap Growth Fund and International Equity Fund may not be changed without the vote of the majority of the Fund’s outstanding shares. The investment objectives of all of the other Funds may be changed without the vote of the majority of the Funds’ outstanding Shares. Except as expressly noted below, however, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) and Northern Trust Global Investments Limited (“NTGIL” and together with NTI, the “Investment Adviser” only for the Global Fixed Income Fund) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

The following is added to the end of the section “INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN —Investment Advisory and Ancillary Services Agreement” beginning on page 76 of the SAI:

Effective August 24, 2012, the contractual fee rates under Northern Funds’ Advisory Agreement will be reduced for the Fixed Income Fund, Short-Intermediate U.S. Government Fund, International Equity Fund, Large Cap Equity Fund and Large Cap Growth Fund. On and after that date, as compensation for advisory services and the assumption of related expenses under the Advisory Agreement, the Funds’ Investment Adviser will be entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets):

	CONTRACTUAL RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
International Equity Fund	0.90%	0.85%	0.81%
Large Cap Equity Fund	0.75%	0.71%	0.68%
Large Cap Growth Fund	0.75%	0.71%	0.68%

	CONTRACTUAL RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Fixed Income Fund	0.40%	0.38%	0.36%
Short-Intermediate U.S. Government Fund	0.40%	0.38%	0.36%